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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) October 16, 2006

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)


          Nevada                        000-51859                 98-0372780
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1.01 AND 5.02   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND DEPARTURE
                      OF PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER.


On October 16, 2006, Francis H. Chang announced his retirement as Secretary, Treasurer and Vice President of Finance and Administration of Electronic Sensor Technology, Inc. (the "Registrant") to the board of directors of the Registrant, which will be effective as of November 1, 2006 (the "Effective Date").


Mr. Chang will continue to serve as a director of and consultant to the Registrant. On November 1, 2006, Mr. Chang and the Registrant entered into a letter agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference, regarding the Registrant's engagement of Mr. Chang as a consultant through April 30, 2007 for a biweekly retainer fee of $3,000.


On October 16, 2006, the board of directors of the Registrant appointed Philip Yee, currently serving as Controller of the Registrant, to become Secretary, Treasurer and Chief Financial Officer of the Registrant, effective as of the Effective Date. Mr. Yee has served as Controller of the Registrant since April 2006. Previously, from February 2005 to April 2006, Mr. Yee was Corporate Controller of Sleepwell Laboratories, Inc., a regional healthcare provider, and its related companies. From 2001 to February 2005, Mr. Yee was Corporate Controller of BLT Enterprises, Inc., a regional recycling company and real estate developer, and its related companies. Mr. Yee received a B.A. and an M.B.A. from the University of Michigan.

Mr. Yee does not have any family relationship with any other executive officer or director of the Registrant. Mr. Yee has not been a party to or had a direct or indirect material interest in any transaction, proposed transaction or series of transactions in which the Registrant was, is to be or was to have been a party during the past two years involving an amount in excess of $60,000.


Attached hereto as Exhibit 10.2 and incorporated herein by reference is the offer letter extended to Mr. Yee on March 15, 2006 and accepted by Mr. Yee on March 16, 2006, regarding his employment with the Registrant as Controller, which set Mr. Yee's salary at $75,000 per year, to be adjusted to $80,000 per year after completion of a three-month trial period, and which included an agreement by the Registrant to grant to Mr. Yee options to purchase 75,000 shares of common stock of the Registrant, subject to approval by the board of directors. Such options, along with options to purchase 25,000 additional shares of common stock of the Registrant, were granted to Mr. Yee on January 16, 2007, as described more fully in the Current Report on Form 8-K filed by the Registrant on January 18, 2007, as amended on January 24, 2007. In connection with the appointment of Mr. Yee as Secretary, Treasurer and Chief Financial Officer of the Registrant, the Registrant and Mr. Yee entered into an oral agreement to increase Mr. Yee's annual salary to $110,000 through April 1, 2007, at which point the Registrant and Mr. Yee have orally agreed to increase Mr. Yee's annual salary to $125,000.


A copy of the press release issued on October 19, 2006 announcing Mr. Chang's retirement and Mr. Yee's appointment is attached hereto as Exhibit 99.1.

ITEM 9.01         EXHIBITS.


Exhibit No.       Description
-----------       --------------------------------------------------------------
10.1              Letter agreement dated November 1, 2006 between the Registrant and Francis H. Chang.

10.2              Offer letter dated March 15, 2006 between the Registrant and
                  Philip Yee.

99.1 Press Release dated October 19, 2006 (incorporated by reference from the Current Report on Form 8-K filed by the Registrant on October 20, 2006).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ELECTRONIC SENSOR TECHNOLOGY, INC.



Date: February 14, 2007                    By: /s/ Philip Yee
                                               ---------------------------------
                                           Name:  Philip Yee
                                           Title: Secretary, Treasurer and Chief
                                                  Financial Officer